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                              ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65187 for Royal Life Insurance Company of America Separate Account One on Form N-4.


                                      /s/ Arthur Andersen LLP


Hartford, Connecticut
April 12, 1999